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                                                                     Exhibit 4.3

                          INTERNATIONAL GAME TECHNOLOGY

                      2.60% CONVERTIBLE DEBENTURES DUE 2036

                          REGISTRATION RIGHTS AGREEMENT

                                                               December 20, 2006

Banc of America Securities LLC
     As Representative of the several Purchasers (the "Representative") c/o Banc of America Securities LLC
9 West 57th Street, 21st Floor
New York, NY 10019

Ladies and Gentlemen:

     International Game Technology, a Nevada corporation (the "Company"), proposes to issue and sell to the Purchasers (as defined herein) upon the terms set forth in the Purchase Agreement (as defined herein) its 2.60% Convertible Debentures due 2036 (the "Securities"). As an inducement to the Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the obligations of the Purchasers thereunder, the Company agrees with the Purchasers for the benefit of Holders (as defined herein) from time to time of the Registrable Securities (as defined herein) as follows:

     1. Definitions.

     (a) Capitalized terms used herein without definition shall have the meanings ascribed to them in the Purchase Agreement. As used in this Agreement, the following defined terms shall have the following meanings:

     "Additional Interest" has the meaning assigned thereto in Section 7(a) hereof.

     "Affiliate" of any specified person means any other person which, directly or indirectly, is in control of, is controlled by, or is under common control with such specified person. For purposes of this definition, control of a person means the power, direct or indirect, to direct or cause the direction of the management and policies of such person whether by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Closing Date" means the First Time of Delivery as defined in the Purchase Agreement.

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     "Commission" means the United States Securities and Exchange Commission, or
any other federal agency at the time administering the Exchange Act or the Securities Act, whichever is the relevant statute for the particular purpose.

     "Common Stock" means the Company's common stock, par value $.00015265 per share.

     "DTC" means The Depository Trust Company.

     "Effectiveness Period" has the meaning assigned thereto in Section 2(b)(i) hereof.

     "Effective Time" means the time at which the Commission declares the Shelf Registration Statement effective or at which the Shelf Registration Statement otherwise becomes effective.

     "Electing Holder" has the meaning assigned thereto in Section 3(a)(iii) hereof.

     "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

     "Free Writing Prospectus" means a free writing prospectus, as defined in Rule 405 under the Securities Act.

     "Holder" means any person that is the record owner of Registrable Securities (and includes any person that has a beneficial interest in any Registrable Security in book-entry form).

     "Indenture" means the Indenture, dated as of December , 2006, between the Company and Wells Fargo Bank, National Association, as amended and supplemented from time to time in accordance with its terms.

     "Issuer Free Writing Prospectus" means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act.

     "Managing Underwriters" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering, if any, conducted pursuant to Section 6 hereof.

     "NASD Rules" means the Rules of the National Association of Securities Dealers, Inc., as amended from time to time.

     "Notice and Questionnaire" means a Notice of Registration Statement and Selling Securityholder Questionnaire substantially in the form of Appendix A hereto.

     "Permitted Free Writing Prospectus" has the meaning assigned thereto in
Section 9(a) hereof.

     The term "person" means an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.


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     "Prospectus" means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act) included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

     "Purchasers" means the Initial Purchasers named in Schedule I to the Purchase Agreement.

     "Purchase Agreement" means the purchase agreement, dated as of December 14, 2006, between the Company and the Representative relating to the initial placement of the Securities.

     "Registrable Securities" means all or any portion of the Securities issued from time to time under the Indenture in registered form and the shares of Common Stock issuable upon conversion of such Securities; provided, however, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

     "Registration Default" has the meaning assigned thereto in Section 7(a) hereof.

     "Restricted Security" means any Security or share of Common Stock issuable upon conversion thereof except any such Security or share of Common Stock that
(i) has been effectively registered under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto) or (iii) has otherwise been transferred and a new Security or share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company in accordance with Section 2.7(f) of the Indenture or (iv) ceases to be outstanding.

     "Rules and Regulations" means the published rules and regulations of the Commission promulgated under the Securities Act or the Exchange Act, as applicable, as in effect at any relevant time.

     "Securities Act" means the United States Securities Act of 1933, as amended.

     "Shelf Registration" means a registration effected pursuant to Section 2 hereof.

     "Shelf Registration Statement" means a "shelf" registration statement filed under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by


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the Holders of, all of the Registrable Securities pursuant to Rule 415 under the
Securities Act and/or any similar rule that may be adopted by the Commission, filed by the Company pursuant to the provisions of Section 2 of this Agreement, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

     "Suspension Period" has the meaning specified in Section 2(c) hereof.

     "Trust Indenture Act" means the Trust Indenture Act of 1939, or any successor thereto, and the rules, regulations and forms promulgated thereunder, as the same shall be amended from time to time.

     The term "underwriter" means any underwriter of Registrable Securities in connection with an offering thereof under a Shelf Registration Statement.

     (b) Wherever there is a reference in this Agreement to a percentage of the "principal amount" of Registrable Securities or to a percentage of Registrable Securities, Common Stock constituting Registrable Securities shall be treated as representing the principal amount of Securities that was surrendered for conversion or exchange in order to receive such number of shares of Common Stock.

     2. Shelf Registration.

     (a) The Company shall, no later than 90 calendar days following the Closing Date, file with the Commission, or otherwise designate an existing filing with the Commission as, a Shelf Registration Statement relating to the offer and sale of the Registrable Securities by the Electing Holders from time to time in accordance with the methods of distribution elected by such Holders which shall be an automatic shelf registration statement if the Company is then eligible to use an automatic shelf registration statement and shall be such other form as the Company is eligible to use if the Company is not then eligible to use an automatic shelf registration statement, and, thereafter, shall use its reasonable best efforts to cause such Shelf Registration Statement to become effective under the Act, or otherwise make available for use by Holders a previously filed effective Shelf Registration Statement, no later than 180 calendar days following the Closing Date; provided, however, that the Company may, upon written notice to all Holders, postpone having the Shelf Registration Statement become effective for a reasonable period not to exceed 90 days if the Company possesses material non-public information, the disclosure of which would have a material adverse effect on the Company and its subsidiaries taken as a whole or would impede the consummation of a proposed or pending material business transaction; provided, further, however, that no Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the Prospectus forming a part thereof or any related Issuer Free Writing Prospectus for resales of Registrable Securities unless such Holder is an Electing Holder.


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     (b) The Company shall use its reasonable best efforts:

          (i) to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 3(j) hereto, in order to permit the Prospectus forming a part thereof and any related Issuer Free Writing Prospectus to be usable by Electing Holders until the earliest of (1) the sale of all Registrable Securities registered under the Shelf Registration Statement; (2) the expiration of the period referred to in Rule 144(k) of the Act with respect to all Registrable Securities held by Persons that are not Affiliates of the Company; (3) two years from the last date of original issuance of any Registrable Securities; and (4) the date when there are no Registrable Securities outstanding (such period being referred to herein as the "Effectiveness Period");

          (ii) after the Effective Time of the Shelf Registration Statement, promptly upon the request of any Holder of Registrable Securities that is not then an Electing Holder, to take any action reasonably necessary (other than the preparation and filing of any post effective amendment, if at such time the Company is eligible to use an automatic shelf registration statement and to supplement such automatic shelf registration statement by prospectus supplement) to enable such Holder to use the Prospectus forming a part thereof and any related Issuer Free Writing Prospectus for resales of Registrable Securities, including, without limitation, any action necessary to identify such Holder as a selling securityholder in the Shelf Registration Statement; provided, however, that nothing in this subparagraph shall relieve such Holder of the obligation to return a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(ii) hereof; and

          (iii) if at any time the Securities, pursuant to Article 10 of the Indenture, are convertible into securities other than Common Stock, to cause, or to cause any successor under the Indenture to cause, such securities to be included in the Shelf Registration Statement no later than the date on which the Securities may then be convertible into such securities.

The Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the Effectiveness Period if the Company voluntarily takes any action that would result in Holders of Registrable Securities covered thereby not being able to offer and sell any of such Registrable Securities during that period, unless such action is (A) required by applicable law and the Company thereafter promptly complies with the requirements of paragraph 3(j) below or (B) permitted pursuant to Section 2(c) below.

     (c) The Company may suspend the use of the Prospectus for a period not to exceed 45 days in any 90-day period or an aggregate of 90 days in any 12-month period, during the period beginning on the issue date and ending on or prior to the second anniversary of the last


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issue date of any Debentures (each, a "Suspension Period") if the Board of
Directors of the Company shall have determined in good faith that because of valid business reasons (not including avoidance of the Company's obligations hereunder), including the acquisition or divestiture of assets, pending corporate developments and similar events, it is in the best interests of the Company to suspend such use, and prior to suspending such use the Company provides the Electing Holders with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension.

     3. Registration Procedures. In connection with the Shelf Registration Statement, the following provisions shall apply:

          (a) (i) Not less than 30 calendar days prior to the Effective Time of the Shelf Registration Statement, the Company shall mail the Notice and Questionnaire to the Holders of Registrable Securities. Holders of Registrable Securities shall have at least 20 calendar days from the date on which the Notice and Questionnaire is first mailed to such Holders to return a completed and signed Notice and Questionnaire to the Company. The Company shall take action to name each Holder that is a Electing Holder as of the date that is five business days prior to the effectiveness of the Shelf Registration Statement as a selling securityholder in the Shelf Registration Statement at the time of its effectiveness so that such Holder is permitted to deliver the Prospectus forming a part thereof as of such time to purchasers of such Holder's Registrable Securities in accordance with applicable law. The Company shall not be required to take any action to name any Holder as a selling securityholder in the Shelf Registration Statement or to enable any Holder to use the Prospectus forming a part thereof for resales of Registrable Securities unless such Holder has returned a completed and signed Notice and Questionnaire to the Company by the deadline set forth herein prior to the Effective Time or after the Effective Time as specified below.

          (ii) After the Effective Time of the Shelf Registration Statement, the Company shall, upon the request of any Holder of Registrable Securities that is not then an Electing Holder, promptly send a Notice and Questionnaire to such Holder. From and after the Effective Time of the Shelf Registration Statement, the Company shall (A) as promptly as is practicable after the date a completed and signed Notice and Questionnaire is delivered to the Company, and in any event within five Business Days after such date, prepare and file with the Commission (x) a supplement to the Prospectus or, if required by applicable law, a post-effective amendment to the Shelf Registration Statement and (y) any other document required by applicable law, so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in the Shelf Registration Statement and is permitted to deliver the Prospectus to purchasers of such Holder's Registrable Securities in accordance with applicable law, and (B) if the Company shall file a post-effective amendment to the Shelf Registration Statement, use its reasonable best efforts to cause such post-effective amendment to become effective under the Securities Act as


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     promptly as is practicable; provided, however, that if a Notice and
     Questionnaire is delivered to the Company during a Suspension Period, the Company shall not be obligated to take the actions set forth in this clause
     (ii) until the termination of such suspension period; and provided, further, that any supplements or amendments that solely list an additional Electing Holder need not be submitted for prior review of counsel to Electing Holders under Section 3(c) below.

          (iii) The term "Electing Holder" shall mean any Holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(i) or 3(a)(ii) hereof.

     (b) The Company shall furnish to one counsel for the Electing Holders which counsel shall initially be Cleary Gottlieb Steen & Hamilton LLP, prior to the Effective Time, a copy of the Shelf Registration Statement initially filed with the Commission, and shall furnish to Electing Holders upon request, prior to the filing thereof with the Commission, copies of each amendment thereto, each amendment or supplement, if any, to the Prospectus included therein, and any related Issuer Free Writing Prospectus and shall use its reasonable best efforts to reflect in each such document, at the Effective Time or when so filed with the Commission, as the case may be, such comments as such Holders and their counsel reasonably may propose.

     (c) The Company shall promptly take such action as may be necessary so that
(i) each of the Shelf Registration Statement and any amendment thereto, the Prospectus forming a part thereof and any amendment or supplement thereto and any related Issuer Free Writing Prospectus (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Exchange Act and the respective rules and regulations thereunder, (ii) each of the Shelf Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(iii) each of the Prospectus forming a part of the Shelf Registration Statement, any amendment or supplement to such Prospectus, and any related Issuer Free Writing Prospectus does not at any time during the Effectiveness Period include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (d) The Company shall promptly advise each Electing Holder:

          (i) when a Shelf Registration Statement and any amendment thereto has been filed with the Commission and when a Shelf Registration Statement or any post-effective amendment thereto has become effective, in each case by making a public announcement thereof by release made to Dow Jones & Company, Inc., Bloomberg Business News or PR Newswire;


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          (ii) of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information;

          (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for such purpose;

          (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included in the Shelf Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

          (v) of the happening of any event or the existence of any state of facts that requires the making of any changes in the Shelf Registration Statement or the Prospectus included therein or any related Issuer Free Writing Prospectus so that, as of such date, such Shelf Registration Statement, Prospectus and any such Issuer Free Writing Prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus and any such Issuer Free Writing Prospectus, in light of the circumstances under which they were made) not misleading (which advice shall be accompanied by an instruction to such Holders to suspend the use of the Prospectus or Issuer Free Writing Prospectus until the requisite changes have been made which notice need not specify the nature of the event giving rise to such suspension).

     (e) The Company shall use its reasonable best efforts to prevent the issuance, and if issued to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Shelf Registration Statement.

     (f) The Company shall furnish to each Electing Holder, upon their request, without charge, at least one copy of the Shelf Registration Statement, all post-effective amendments any prospectus supplement thereto, including any financial statements and schedules included therein, and, if such Electing Holder so requests in writing, all reports, other documents and exhibits that are filed with or incorporated by reference in the Shelf Registration Statement that are not at such time available on the SEC's Electronic Data Gathering, Analysis, and Retrieval system.

     (g) The Company shall, during the Effectiveness Period, make available to each Electing Holder, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in the Shelf Registration Statement, any related Issuer Free Writing Prospectus, and, in each case, any amendment or supplement thereto as such Electing Holder may reasonably request; and the Company consents (except during a Suspension Period or during the continuance of any event or the existence of any state of facts described in Sections


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3(d)(iii) and (iv) above) to the use of the Prospectus, any related Issuer Free
Writing Prospectus and, in each case, any amendment or supplement thereto by each of the Electing Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any related Issuer Free Writing Prospectus and, in each case, any amendment or supplement thereto during the Effectiveness Period.

     (h) Prior to any offering of Registrable Securities pursuant to the Shelf Registration Statement, the Company shall (i) register or qualify or cooperate with the Electing Holders and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions within the United States as any Electing Holder may reasonably request, (ii) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary to enable any Electing Holder or underwriter, if any, to complete its distribution of Registrable Securities pursuant to the Shelf Registration Statement, and (iii) take any and all other actions necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities; provided, however, that in no event shall the Company be obligated to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this
Section 3(h) or (B) file any general consent to service of process or subject itself to taxation in any jurisdiction where it is not as of the date hereof so subject.

     (i) Unless any Registrable Securities shall be in book-entry only form, the Company shall cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Shelf Registration Statement, which certificates, if so required by any securities exchange upon which any Registrable Securities are listed, shall be penned, lithographed or engraved, or produced by any combination of such methods, on steel engraved borders, and which certificates shall be free of any restrictive legends and in such permitted denominations and registered in such names as Electing Holders may request in connection with the sale of Registrable Securities pursuant to the Shelf Registration Statement.

     (j) Upon the occurrence of any fact or event contemplated by paragraph 3(d)(v) above, subject to Section 2(c) hereof, the Company shall promptly following such occurrence prepare, file (and have become effective) a post-effective amendment to any Shelf Registration Statement or an amendment or supplement to the related Prospectus included therein or file any other document with the Commission so that, as thereafter delivered to purchasers of the Registrable Securities, the Prospectus and any related Issuer Free Writing Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Company notifies the Electing Holders of the occurrence of any fact or event contemplated by paragraph 3(d)(v) above or of a Suspension Period, the Electing Holder shall


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suspend the use of the Prospectus and any related Issuer Free Writing Prospectus until the requisite changes to the Prospectus or the Issuer Free Writing Prospectus have been made.

     (k) Not later than the Effective Time of the Shelf Registration Statement, the Company shall provide a CUSIP number for the Registrable Securities that are debt securities.

     (l) The Company shall use its reasonable best efforts to comply with all applicable Rules and Regulations, and to make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Shelf Registration Statement, (ii) the effective date of each post-effective amendment to the Shelf Registration Statement, and (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in the Shelf Registration Statement, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

     (m) Not later than the Effective Time of the Shelf Registration Statement, the Company shall cause the Indenture to be qualified under the Trust Indenture Act; in connection with such qualification, the Company shall cooperate with the Trustee under the Indenture and the Holders (as defined in the Indenture) to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and the Company shall execute, and shall use all reasonable efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner. In the event that any such amendment or modification referred to in this Section 3(m) involves the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

     (n) In the event of an underwritten offering conducted pursuant to Section 6 hereof, the Company shall, if requested, promptly include or incorporate in a Prospectus supplement or post-effective amendment to the Shelf Registration Statement such information as the Managing Underwriters and the Company reasonably agree should be included therein and shall make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment.

     (o) The Company shall enter into such customary agreements (including an underwriting agreement in customary form in the event of an underwritten offering conducted pursuant to Section 6 hereof (which will include lock-up agreements only if the Company so agrees) and take all other appropriate action in order to expedite and facilitate the registration and disposition of the Registrable Securities, and in connection therewith, if an underwriting


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agreement is entered into, cause the same to contain indemnification provisions and procedures substantially identical to those set forth in Section 5 hereof with respect to all parties to be indemnified pursuant to Section 5 hereof.

     (p) The Company shall:

          (i) (A) subject to the provisions of this paragraph, make reasonably available for inspection during normal business hours by the Electing Holders, any underwriter participating in any disposition pursuant to the Shelf Registration Statement, and any attorney or accountant or other agent retained by such Electing Holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and (B) cause the Company's officers, directors and employees to supply all information reasonably requested by such Electing Holders or any such underwriter, attorney or accountant or agent in connection with the Shelf Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that all records, information and documents that are designated by the Company, in good faith, as confidential shall be kept confidential by such Electing Holders and any such underwriter, attorney or accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such records, information or documents become available to the public generally or through a third party without an accompanying obligation of confidentiality and the Company may request that the Electing Holders agree in writing to maintain the confidentiality of information obtained in such due diligence examination; and provided, further, that, such inspection and information gathering shall be coordinated on behalf of the Electing Holders and the other parties entitled thereto by one counsel designated by and on behalf of the Electing Holders and other parties;

          (ii) in connection with any underwritten offering conducted pursuant to Section 6 hereof, make such representations and warranties to the Electing Holders participating in such underwritten offering and to the Managing Underwriters, in form, substance and scope as are customarily made by the Company to underwriters in primary underwritten offerings of equity and convertible debt securities and covering matters including, but not limited to, those set forth in the Purchase Agreement;

          (iii) in connection with any underwritten offering conducted pursuant to Section 6 hereof, obtain opinions of counsel to the Company (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters) addressed to each Electing Holder participating in such underwritten offering and the underwriters, covering such matters as are customarily covered in opinions requested in primary underwritten offerings of equity and convertible debt securities and such other matters as may be reasonably requested by such Electing Holders and underwriters (it being agreed that the matters to be covered by such opinions


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     shall include, without limitation, as of the date of the opinion and as of the Effective Time of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from the Shelf Registration Statement, the Prospectus and any related Issuer Free Writing Prospectus, in each case, including the documents incorporated by reference therein, of an untrue statement of a material fact or the omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus and any such Issuer Free Writing Prospectus, in light of the circumstances under which they were made) not misleading;

          (iv) in connection with any underwritten offering conducted pursuant to Section 6 hereof, obtain "cold comfort" letters and updates thereof from the independent public accountants of the Company (and, if necessary, from the independent public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each Electing Holder participating in such underwritten offering (if such Electing Holder has provided such letter, representations or documentation, if any, required by the accountants for such "cold comfort" letter to be so addressed) and the underwriters, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings;

          (v) in connection with any underwritten offering conducted pursuant to
     Section 6 hereof, deliver such documents and certificates as are customary and may be reasonably requested by counsel to the Electing Holders participating in such underwritten offering and the Managing Underwriters, if any, including, without limitation, certificates to evidence compliance with Section 3(j) hereof and with any conditions contained in the underwriting agreement or other agreements entered into by the Company.

     (q) The Company will use its best efforts to cause the Common Stock issuable upon conversion of the Securities to be listed on the New York Stock Exchange or other stock exchange or trading system on which the Common Stock primarily trades on or prior to the Effective Time of the Shelf Registration Statement hereunder.

     (r) In the event that any broker-dealer registered under the Exchange Act shall be an "affiliate" (as defined in Rule 2720(b)(1) of the NASD Rules (or any successor provision thereto)) of the Company or has a "conflict of interest" (as defined in Rule 2720(b)(7) of the NASD Rules (or any successor provision thereto)) and such broker-dealer shall underwrite, participate as a member of an underwriting syndicate or selling group or assist in the distribution of any Registrable Securities covered by the Shelf Registration Statement, whether as a Holder of such Registrable Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Company shall assist such broker-dealer in complying with the requirements of the NASD Rules, including, without limitation, by (A) engaging a "qualified independent underwriter" (as defined in Rule 2720(b)(15) of the NASD Rules (or any successor provision thereto)) to participate in the preparation of the registration statement relating to such Registrable Securities, to exercise usual standards of due diligence in respect thereto and to recommend the public offering price of such Registrable Securities, (B) indemnifying such qualified independent underwriter to the extent of the indemnification of underwriters provided in Section 5 hereof, and (C) providing such information to such broker-dealer as may be required in order for such broker-dealer to comply with the requirements of the NASD Rules.

     (s) The Company shall use its reasonable best efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by the Shelf Registration Statement contemplated hereby.

     4. Registration Expenses. Except as otherwise provided in Section 3, the Company shall bear all fees and expenses incurred in connection with the performance of its obligations under Sections 2, 3 and 6 hereof and shall bear or reimburse the Electing Holders for the reasonable fees and disbursements of a single counsel selected by a plurality of all Electing Holders who own an aggregate of not less than 25% of the aggregate principal amount of the Registrable Securities covered by the Shelf Registration Statement, or designated by the Purchasers if Electing Holders have not so designated, to act as counsel for all the Electing Holders in connection therewith. Each Electing Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Electing Holder's Registrable Securities pursuant to the Shelf Registration Statement.

     5. Indemnification and Contribution.

     (a) Indemnification by the Company. Upon the registration of the Registrable Securities pursuant to Section 2 hereof, the Company shall indemnify and hold harmless each Electing Holder and each underwriter, if any, and each of their respective officers and directors and each person who controls such Electing Holder or underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes referred to as an "Indemnified Person") against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Shelf Registration Statement under which such Registrable Securities are to be registered under the Securities Act, or any Prospectus or related Issuer Free Writing Prospectus contained therein or furnished by the Company to any Indemnified Person, or, in each case, any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and the Company hereby agrees to reimburse such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Shelf Registration Statement, Prospectus or related Issuer Free Writing Prospectus, or, in each case, amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person expressly for use therein; and provided, further, that the Company shall not be liable for loss, claim, damage or expense arising from any offer or sale of Registrable Securities during a Suspension Period of which the Electing Holder has received notice.

     (b) Indemnification by the Electing Holders and any Agents and Underwriters. Each Electing Holder agrees, as a consequence of the inclusion of any of such Electing Holder's Registrable Securities in such Shelf Registration Statement, and each underwriter, selling agent or other securities professional, if any, which facilitates the disposition of Registrable Securities shall agree, as a consequence of facilitating such disposition of Registrable Securities, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors, officers who sign any Shelf Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Shelf Registration Statement or Prospectus, or any amendment or supplement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Electing Holder, underwriter, selling agent or other securities professional expressly for use therein, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 5, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability under subsection (a) or (b) above except to the extent it has been materially prejudiced by such failure, or any liability, which it may have to any indemnified party otherwise than under the indemnification provisions of or contemplated by subsection (a) or (b) above. In no event shall the indemnifying party be liable for the fees and expenses of more than one counsel (other than local counsel) for all indemnified parties in connection with any one action or separate but similar actions in the same jurisdiction arising out of the same general allegations or circumstances. In case any such action shall be brought against Holders, such counsel shall be designated by a plurality of all such Holders who own an aggregate of not less than 25% of the aggregate principal amount of Registrable Securities. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under this Section 5 for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

     (d) Contribution. If the indemnification provided for in this Section 5 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation (even if the Electing Holders or any underwriters, selling agents or other securities professionals or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 5(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Electing Holders and any underwriters, selling agents or other securities professionals in this Section 5(d) to contribute shall be several in proportion to the percentage of principal amount of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

     (e) Notwithstanding any other provision of this Section 5, in no event will any (i) Electing Holder be required to undertake liability to any person under this Section 5 for any amounts in excess of the dollar amount of the proceeds to be received by such Holder from the sale of such Holder's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Shelf Registration Statement under which such Registrable Securities are to be registered under the Securities Act and (ii) underwriter, selling agent or other securities professional be required to undertake liability to any person hereunder for any amounts in excess of the discount, commission or other compensation payable to such underwriter, selling agent or other securities professional with respect to the Registrable Securities underwritten by it and distributed to the public.

     (f) The obligations of the Company under this Section 5 shall be in addition to any liability which the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this
Section 5 shall be in addition to any liability which such Indemnified Person may otherwise have to the Company. The remedies provided in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity.

     6. Underwritten Offering. Any Holder of Registrable Securities who desires to do so may sell Registrable Securities (in whole or in part) in an underwritten offering; provided that (i) the Electing Holders of at least 33-1/3% in aggregate principal amount of the Registrable Securities then covered by the Shelf Registration Statement shall request such an offering) and (ii) at least such aggregate principal amount of such Registrable Securities shall be included in such offering; and provided, further, that the Company shall not be obligated to cooperate with more than one underwritten offering during the Effectiveness Period. Upon receipt of such a request, the Company shall provide all Holders of Registrable Securities written notice of the request, which notice shall inform such Holders that they have the opportunity to participate in the offering. In any such underwritten offering, the investment banker or bankers and manager or managers that will administer the offering will be selected by, and the underwriting arrangements with respect thereto (including the size of the offering) will be approved by, the holders of a majority of the Registrable Securities to be included in such offering; provided, however, that such investment bankers and managers and underwriting arrangements must be reasonably satisfactory to the Company. No Holder may participate in any underwritten offering contemplated hereby unless (a) such Holder agrees to sell such Holder's Registrable Securities to be included in the underwritten offering in accordance with any approved underwriting arrangements, (b) such Holder completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lock-up letters and other documents required under the terms of such approved underwriting arrangements, and (c) if such Holder is not then an Electing Holder, such Holder returns a completed and signed Notice and Questionnaire to the Company in accordance with Section 3(a)(ii) hereof within a reasonable amount of time before such underwritten offering. The Holders participating in any underwritten offering shall be responsible for any underwriting discounts and commissions and fees and, subject to Section 4 hereof, expenses of their own counsel. The Company shall pay all expenses customarily borne by issuers in an underwritten offering, including but not limited to filing fees, the fees and disbursements of its counsel and independent public accountants and any printing expenses incurred in connection with such underwritten offering. Notwithstanding the foregoing or the provisions of Section 3(n) hereof, upon receipt of a request from the Managing Underwriter or a representative of Holders of a majority of the Registrable Securities to be included in an underwritten offering to prepare and file an amendment or supplement to the Shelf Registration Statement and Prospectus in connection with an underwritten offering, the Company may delay the filing of any such amendment or supplement for up to 90 days if the Board of Directors of the Company shall have determined in good faith that the Company has a bona fide business reason for such delay.

     7. Additional Interest.

     (a) Notwithstanding any postponement of the effectiveness pursuant to
Section 2(a) hereof, if (i) on or prior to the 90th day following the Closing Date, a Shelf Registration Statement has not been filed with the Commission,
(ii) on or prior to the 180th day following the Closing Date, such Shelf Registration Statement has not become effective or (iii) if, after the effectiveness date of the Shelf Registration Statement, (x) the Shelf Registration Statement ceases to be effective or usable for the offer and sale of Registrable Securities (other than due to a Suspension Period), and the Company fails to file (and have become effective,), within 10 Business Days, a post-effective amendment to the Shelf Registration Statement or amendment or supplement to the Prospectus contained therein or such other document with the Commission to make the Shelf Registration Statement effective or such Prospectus usable, or (y) Suspension Periods exceed 45 days, whether or not consecutive, in any 90-day period, or more than 90 days, whether or not consecutive, during any 12-month period during the Effectiveness Period (each, a "Registration Default"), the Company shall be required to pay additional interest ("Additional Interest"), from and including the day following such Registration Default until such Registration Default is cured, at a rate per annum equal to one-quarter of one percent (0.25%) of the aggregate principal amount of the Debentures, to and including the 90th day following such

Registration Default and one-half of one percent (0.50%) of the aggregate principal amount of the Debentures from and after the 91st day following such Registration Default.

     (b) If a Holder has converted some or all of its Securities into Common Stock, the Holder will be entitled to receive equivalent amounts of Additional Interest based on the principal amount at maturity of the Securities converted. A Holder will not be entitled to Additional Interest unless it has provided all information requested by the Notice and Questionnaire prior to the date of the Registration Default, if the date of the Registration Default is after the deadline for the return of the Notice and Questionnaire.

     (c) Notwithstanding the foregoing, in no event will Additional Interest be payable in connection with a failure to register the Common Stock. For the avoidance of doubt, if the Company fails to register both the Securities and the Common Stock, then the Additional Interest shall be payable in connection with the failure to register the Securities.

     (d) Any amounts to be paid as Additional Interest pursuant to paragraph (a) of this Section 7 shall be paid in cash semiannually in arrears, with the first semiannual payment due on the first June 15 or December 15, as applicable, following the date on which such Additional Interest begin to accrue.

     (e) Except as provided in Section 9(c) hereof, the Additional Interest as set forth in this Section 7 shall be the exclusive monetary remedy available to the Holders of Registrable Securities for such Registration Default. In no event shall the Company be required to pay Additional Interest in excess of the applicable maximum amount of one-half of one percent (0.50%) set forth above, regardless of whether one or multiple Registration Defaults exist.

     8. Rule 144A.

     The Company agrees with each Holder, for so long as any Registrable Securities remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available, upon request of any Holder, to such Holder of Registrable Securities in connection with any sale thereof and any prospective purchaser of such Registrable Securities designated by such Holder, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Registrable Securities pursuant to Rule 144A.

     9. Miscellaneous.

     (a) Free Writing Prospectuses. Each Holder represents that it has not prepared or had prepared on its behalf or used or referred to, and agrees that it will not prepare or have prepared on its behalf or use or refer to, any Free Writing Prospectus, and has not distributed and will not distribute any written materials in connection with the offer or sale of the Registrable Securities without the prior express written consent of the Company and, in connection with any underwritten offering, the underwriters. Any such Free Writing Prospectus consented to by the

Company and, if applicable, the underwriters, as the case may be, is hereinafter referred to as a "Permitted Free Writing Prospectus." The Company represents and agrees that it has treated and will treat, as the case may be, each Permitted Free Writing Prospectus as an Issuer Free Writing Prospectus, including in respect of timely filing with the Commission, legending and recordkeeping.

     (b) Other Registration Rights. The Company may grant registration rights that would permit any person that is a third party the right to piggy-back on any Shelf Registration Statement, provided that if the Managing Underwriter of any underwritten offering conducted pursuant to Section 6 hereof notifies the Company and the Electing Holders that the total amount of securities which the Electing Holders and the holders of such piggy-back rights intend to include in any Shelf Registration Statement is so large as to materially threaten the success of such offering (including the price at which such securities can be sold), then the amount, number or kind of securities to be offered for the account of holders of such piggy-back rights will be reduced to the extent necessary to reduce the total amount of securities to be included in such offering to the amount, number and kind recommended by the Managing Underwriter prior to any reduction in the amount of Registrable Securities to be included in such Shelf Registration Statement.

     (c) Specific Performance. The parties hereto acknowledge that there would be no adequate remedy at law if the Company fails to perform any of its obligations hereunder and that the Purchasers and the Holders from time to time may be irreparably harmed by any such failure, and accordingly agree that the Purchasers and such Holders, in addition to any other remedy to which they may be entitled at law or in equity and without limiting the remedies available to the Electing Holders under Section 7 hereof, shall, at any time the Securities are convertible into Common Stock, be entitled to compel specific performance of the obligations of the Company under this Registration Rights Agreement in accordance with the terms and conditions of this Registration Rights Agreement, in any court of the United States or any State thereof having jurisdiction.

     (d) Actions Affecting Transfer Restricted Securities. The Company shall not, directly or indirectly, take any action with respect to the Registrable Securities as a class that would adversely affect the ability of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement.

     (e) No Inconsistent Agreements. The Company has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

     (f) Amendments and Waivers. This Agreement, including this Section 9(f), may be amended, and waivers or consents to departures from the provisions hereof may be given, only by a written instrument duly executed by the Company and the Holders of a majority in aggregate principal amount of Registrable Securities then outstanding. Each Holder of Registrable Securities outstanding at the time of any such amendment, waiver or consent or thereafter shall be bound by any amendment, waiver or consent effected pursuant to this Section 9(f), whether or not any notice, writing or marking indicating such amendment, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

     (g) Notices. All notices and other communications provided for or permitted hereunder shall be given as provided in the Indenture.

     (h) Securities Held by the Company or Their Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than subsequent Holders if such subsequent Holders are deemed to be Affiliates solely by reason of their holding of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

     (i) Parties in Interest. The parties to this Agreement intend that all Holders of Registrable Securities shall be entitled to receive the benefits of this Agreement and that any Electing Holder shall be bound by the terms and provisions of this Agreement by reason of such election with respect to the Registrable Securities which are included in a Shelf Registration Statement. All the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto and any Holder from time to time of the Registrable Securities to the aforesaid extent. In the event that any transferee of any Holder of Registrable Securities shall acquire Registrable Securities, in any manner, whether by gift, bequest, purchase, operation of law or otherwise, such transferee shall, upon notice in writing to the Company, be entitled to receive the benefits of and, if an Electing Holder, be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement to the aforesaid extent.

     (j) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (k) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (l) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     (m) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

     (n) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     (o) Survival. The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Electing Holder, any director, officer or partner of such Holder, any agent or underwriter, any director, officer or partner of such agent or underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of such Holder.

     Please confirm that the foregoing correctly sets forth the agreement between the Company and you.

                                        Very truly yours,

                                        International Game Technology


                                        By: /s/ Maureen Mullarkey
                                            ------------------------------------
                                        Name: Maureen Mullarkey
                                        Title: Executive Vice President, Chief
                                               Financial Officer and Treasurer

The foregoing Agreement is hereby
confirmed and Accepted as of the date
first above written.

BANC OF AMERICA SECURITIES LLC
For themselves and the several
Initial Purchasers

By BANC OF AMERICA SECURITIES LLC


By: /s/ Tom Morrison
    ---------------------------------
Name: Tom Morrison
Title: Managing Director

                                                                      APPENDIX A

                          INTERNATIONAL GAME TECHNOLOGY

                         INSTRUCTION TO DTC PARTICIPANTS

                                (Date of Mailing)

                     URGENT - IMMEDIATE ATTENTION REQUESTED

                          DEADLINE FOR RESPONSE: [DATE]

          The Depository Trust Company ("DTC") has identified you as a DTC Participant through which beneficial interests in 2.60% Convertible Debentures due 2036 (the "Securities") of International Game Technology (the "Company") are held.

          The Company is in the process of registering the Securities under the Securities Act of 1933 for resale by the beneficial owners thereof. In order to have their Securities included in the registration statement, beneficial owners must complete and return the enclosed Notice of Registration Statement and Selling Securityholder Questionnaire.

          It is important that beneficial owners of the Securities receive a copy of the enclosed materials as soon as possible as their rights to have the Securities included in the registration statement depend upon their returning the Notice and Questionnaire by [DEADLINE FOR RESPONSE]. Please forward a copy of the enclosed documents to each beneficial owner that holds interests in the Securities through you. If you require more copies of the enclosed materials or have any questions pertaining to this matter, please contact [NAME, ADDRESS AND TELEPHONE NUMBER OF CONTACT AT THE ISSUER].

                          INTERNATIONAL GAME TECHNOLOGY

                        Notice of Registration Statement
                                       and
                      Selling Securityholder Questionnaire

                                     [DATE]

          International Game Technology (the "Company") has filed with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the United States Securities Act of 1933, as amended (the "Securities Act"), of the Company's 2.60% Convertible Debentures due 2036 (the "Securities") and the shares of common stock, par value $0.00015625 per share (the "Common Stock"), issuable upon conversion thereof, in accordance with the Registration Rights Agreement, dated as of December 20, 2006 (the "Registration Rights Agreement"), between the Company and the purchasers named therein. A copy of the Registration Rights Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

          In order to have Registrable Securities included in the Shelf Registration Statement (or a supplement or amendment thereto), this Notice of Registration Statement and Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Company at the address set forth herein for receipt ON OR BEFORE [DEADLINE FOR RESPONSE]. Beneficial owners of Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof or any related Issuer Free Writing Prospectus for resales of Registrable Securities.

          Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

          The term "Registrable Securities" is defined in the Registration Rights Agreement to mean all or any portion of the Securities issued from time to time under the Indenture in registered form and the shares of Common Stock issuable upon conversion of such Securities; provided, however, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

          The term "Restricted Security" is defined in the Registration Rights Agreement to mean any Security or share of Common Stock issuable upon conversion thereof except any such Security or share of Common Stock which (i) has been effectively registered under the Securities Act and sold in a manner contemplated by the Shelf Registration Statement, or (ii) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto), (iii) has otherwise been transferred and a new Security or share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company in accordance with Section 2.06(f) of the Indenture, or (iv) ceases to be outstanding.

                                    ELECTION

          The undersigned holder (the "Selling Securityholder") of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement, including, without limitation, Section 5 of the Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

          Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Company and the Trustee the Notice of Transfer (completed and signed) set forth in Exhibit 1 to this Notice and Questionnaire.

          The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

                                  QUESTIONNAIRE

(1)  (a)  Full Legal Name of Selling Securityholder:

          ______________________________________________________________________

     (b) Full Legal Name of Registered Holder (if not the same as in (a) above) of Registrable Securities Listed in Item (3) Below:

          ______________________________________________________________________

     (c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) Through Which Registrable Securities Listed in Item (3) Below are Held:

          ______________________________________________________________________

(2)  Address for Notices to Selling Securityholder:


                          _______________________________

                          _______________________________

                          _______________________________
          Telephone:
                          _______________________________

          Fax:
                          _______________________________

          Contact Person:
                          _______________________________

(3)  Beneficial Ownership of Securities:

          Except as set forth below in this Item (3), the undersigned Selling Securityholder does not beneficially own any Securities or shares of Common Stock issued upon conversion, repurchase or redemption of any Securities.

     (a) Principal amount of Registrable Securities (as defined in the Registration Rights Agreement) beneficially owned: ___________________

          CUSIP No(s). of such Registrable Securities: _________________________

          Number of shares of Common Stock (if any) issued upon conversion, repurchase or redemption of Registrable Securities: __________________

     (b) Principal amount of Securities other than Registrable Securities beneficially owned:
          ______________________________________________________________________

          CUSIP No(s). of such other Securities: _______________________________

          Number of shares of Common Stock (if any) issued upon conversion of such other Securities: _______________________________________________

     (c) Principal amount of Registrable Securities which the undersigned wishes to be included in the Shelf Registration Statement:
          ______________________________________________________________________

          CUSIP No(s). of such Registrable Securities to be included in the Shelf Registration Statement: ________________________________________

          Number of shares of Common Stock (if any) issued upon conversion of Registrable Securities which are to be included in the Shelf Registration Statement: ______________________________________________

(4)  Beneficial Ownership of Other Securities of the Company:

          Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any shares of Common Stock or any other securities of the Company, other than the Securities and shares of Common Stock listed above in Item (3).

          State any exceptions here:

          ______________________________________________________________________

          ______________________________________________________________________

          ______________________________________________________________________

(5)  Relationships with the Company:

          Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

          State any exceptions here:

          ______________________________________________________________________

          ______________________________________________________________________

          ______________________________________________________________________

(6)  Nature of the Selling Securityholder:

     (a) Is the Selling Securityholder a reporting company under the Securities Exchange Act, a majority owned subsidiary of a reporting company under the Securities Exchange Act, or a registered investment company under the Investment Company Act, and if so, please state which one.

          If the entity is a majority owned subsidiary of a reporting company, identify the majority stockholder that is a reporting company.

          If the entity is not any of the above, identify the natural person or persons having voting and investment control over the Company's securities that the entity owns.

     (b)  Is the Selling Securityholder is a registered broker-dealer.

          Yes ____ No ____

          State whether the Selling Securityholder received the Registrable Securities as compensation for underwriting activities and, if so, provide a brief description of the transaction(s) involved.

          State whether the Selling Securityholder is an affiliate of a broker-dealer and if so, list the name(s) of the broker-dealer affiliate(s).

          Yes ____ No ____

               IF THE ANSWER IS "YES," YOU MUST ANSWER THE FOLLOWING:

          If the Selling Securityholder is an affiliate of a registered broker-dealer, the Selling Securityholder purchased the Registrable Securities (i) in the ordinary course of business and (ii) at the time of the purchase of the Registrable Securities, had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities.

               Yes ____ No ____

               If the answer is "No", state any exceptions here:

               _________________________________________________________________

               IF THE ANSWER IS "NO," THIS MAY AFFECT YOUR ABILITY TO BE INCLUDED IN THE REGISTRATION STATEMENT.

(7)  Plan of Distribution:

               Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions)
               (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

               State any exceptions here:

               _________________________________________________________________

               _________________________________________________________________

               _________________________________________________________________

          Note: In no event may such method(s) of distribution take the form of an underwritten offering of the Registrable Securities except as provided in the Registration Rights Agreement or otherwise not commercially unreasonable.

          By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the prospectus delivery and other provisions of the Securities Act and the Exchange Act and the rules and regulations thereunder, particularly Regulation M.

          In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

          By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus and any related Issuer Free Writing Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus and any related Issuer Free Writing Prospectus.

          In accordance with the Selling Securityholder's obligation under
Section 3(a) of the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

          (i)  To the Company:

                                  _________________________

                                  _________________________

                                  _________________________

                                  _________________________

                                  _________________________

          (ii) With a copy to:

                                  _________________________

                                  _________________________

                                  _________________________

                                  _________________________

                                  _________________________

          Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item
(3) above). This Agreement shall be governed in all respects by the laws of the State of New York.

          IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:
        -----------------------------


_________________________________________________________________________
Selling Securityholder
(Print/type full legal name of beneficial owner of Registrable Securities)


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE COMPANY AT:

                            _________________________

                            _________________________

                            _________________________

                            _________________________

                            _________________________

                                                                       EXHIBIT 1
                                                                   TO APPENDIX A

              NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

International Game Technology
[address]

Attention: [GENERAL COUNSEL]

[NAME OF TRUSTEE]
[ADDRESS OF TRUSTEE]

Attention: [CORPORATE TRUST SERVICES]

     Re: International Game Technology (the "Company") 2.60% Convertible Debentures due 2036 (the "Securities")

Dear Sirs:

          Please be advised that _____________________ has transferred $___________ aggregate principal amount of the above-referenced Securities or shares of the Company's common stock, issued upon conversion of Securities, pursuant to an effective Registration Statement on Form S-3 (File No. 333-____) filed by the Company.

          We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied with respect to the transfer described above and that the above-named beneficial owner of the Securities or common stock is named as a selling securityholder in the Prospectus dated [DATE], or in amendments or supplements thereto, and that the aggregate principal amount of the Securities or number of shares of common stock transferred are a portion of the Securities or shares of common stock listed in such Prospectus as amended or supplemented opposite such owner's name.

Dated:
       -----------------

                                        Very truly yours,

                                        ----------------------------------------
                                        (Name)


                                        By:
                                            ------------------------------------
                                            (Authorized Signature)